                                                                 EXHIBIT 10.10.3




                             SUPPLEMENTAL AGREEMENT
                             ----------------------
                              of October 14, 1954

                    WHEREAS, on the 21st Day of July, A.D., 1954, a Lease Agreement was entered into by and between Vegas Lodge No. 32, Free & Accepted Masons of Las Vegas, Clark County, Nevada, a body corporate and politic, incorporated under the pursuant to An Act to incorporate the Grand Lodge of Free & Accepted Masons and its subordinate lodges in the State of Nevada, approved March 3, 1865, as amended, the Party of the First Part, as Lessor, and H. John Gluskin of Los Angeles, California, Lessee, and

                    WHEREAS, said Lease Agreement was amended on the 24th day of July 1954, and

                    WHEREAS, on the 24th day of July, 1954, said Lease Agreement and the Amendment thereto were assigned to David Goldwater, to be held in trust, and

                    WHEREAS, it is the desire of the undersigned to amend said Lease Agreement.

                    NOW, THEREFORE, it is mutually agreed by and between the Lessor and the Assignee of the Lessee as follows:

               (1) Paragraph III(a) of the Lease Agreement shall, and the same is hereby amended to read as follows:

                                      III

                    The Lessee further covenants and agrees to and with the Lessor as follows:

               (a) The Lessee will wreck all buildings now located upon said leased premises and thereafter construct a new Class A fireproof building upon said premises, having at least two stories. The said work of wrecking shall begin within ninety (90) days from the date of October 19, 1954, and said new building shall be completed within one and one-half (1 1/2) years from the 21st day of July, 1954. Said new building shall conform to plans and specifications which must be submitted to and approved by an architect to be selected by Lessor, who shall also inspect said building, when requested by Lessor, to see that said plans and specifications are complied with. The said building shall cover the entire area of the four lots hereby leased, except such part or parts thereof as are necessary for setbacks and to have said building conform to all space

                              EXHIBIT "C" PAGE 32
                                      -1-
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          requirements provided for, or required by the Building Code ordinances and/or other regulations of the City of Las Vegas, the laws of the State of Nevada, and said building shall in all respects, conform to all requirements and ordinances of said City of Las Vegas, the laws of the State of Nevada and of the United States of America, or either of them, which are applicable to the construction of buildings such as the one to be built by the Lessee.

               (2) It is expressly agreed by the parties hereto, except as provided in Paragraph 1 hereof, that this Amendment shall not change or in any manner alter the terms of that certain Lease Agreement made and entered into between Lessee and one H. John Gluskin on the date of July 21, 1954, recorded in Book 17 of the official records of Clark County, Nevada, being Document No. 16355 therein, recorded on July
          27, 1954, or that certain Amendment to said Lease Agreement made and entered into by said parties on the 24th day of July, 1954, recorded in Book 17 of the official records of Clark County, Nevada, being Document No. 16356 therein, recorded on July 27, 1954.

                    IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above written.

                                        VEGAS LODGE NO. 32, FREE & ACCEPTED
                                        MASONS, of Las Vegas, Clark County,
                                        Nevada, Lessor
                                By s/s  Kenneth H. Zahn          Trustee
                                      ----------------------------------------
                                By s/s  W.K. Fitzgerald          Trustee
                                      ----------------------------------------
                                By s/s  Kenneth W Saxton         Trustee
                                      ----------------------------------------

                                 s/s    David Goldwater
                                      ----------------------------------------
                                      David Goldwater, Assignee of H. John
                                      Gluskin
                                      Lessee

          STATE OF NEVADA  )
                           ) SS:
          COUNTY OF CLARK  )

               On this 6th day of November, 1954, personally appeared before me, a Notary Public in and for Clark County, KENNETH W. SAXTON, known to me to be one of the Trustees of the VEGAS LODGE NO. 32, FREE & ACCEPTED


                              EXHIBIT "C" PAGE 33




                                      -2-
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          MASONS, of Las Vegas, Clark County, Nevada, the corporation that executed the foregoing Supplemental Agreement as Party of the First Part and Lessor, and upon oath did depose that he is one of the Trustees of said corporation as above designated; that he is acquainted with the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of said corporation that; the signatures to said instrument were made by Trustees of said corporation as indicated after said signatures; and that the said corporation executed the said instrument freely and voluntarily and for the uses and purposes therein mentioned.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal in Las Vegas, Clark County, Nevada, the day and year in this certificate first above written.

          (NOTARIAL SEAL)               s/s L.O. HAWKINS
                                           ------------------------------
                                           Notary Public in and for said County
                                           and State
                                           My Commission Expires January 4, 1955

          STATE OF NEVADA  )
                           ) SS:
          COUNTY OF CLARK  )

                    On this 14th day of October, 1954 personally appeared before me, a Notary Public in and for the Clark County, State of Nevada, DAVID GOLDWATER, known to me to be the Assignee of the Lessee and who executed the foregoing Supplemental Agreement, and upon oath did depose and duly acknowledge to me that he executed the above instrument freely and voluntarily and for the uses and purposes therein mentioned.

                    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in Las Vegas, Clark County, Nevada, the day and year in this certificate first above written.

          (NOTARIAL SEAL)               s/s  Mary Engle
                                           ------------------------------------
                                           Notary Public in and for said County
                                           and State
                                           My Commission Expires 5-3, 1958

                                        No. 34334
                                           ------------------------------------
                                        Recorded At the Request of
                                        David Goldwater
                                        Feb. 4 9:09am, 55

                                        Official Records Book No. 39
                                        Clark County, Nevada


                         CERTIFIED TO BE A TRUE AND
                         CORRECT COPY OF THE ORIGINAL
                         NEVADA SOUTHERN TITLE, INC.

                         BY /s/ XXX
                           ---------------------------



                              EXHIBIT "C" PAGE 34



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